UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane

Plymouth, MN   55442

(Address of Principal Executive Offices)  (Zip Code)

(763) 553-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On April 28, 2005, Zomax Incorporated (the “Company”) issued a press release announcing its agreement to settle, without admission of liability, the outstanding class action lawsuit arising from claims that in the year 2000, the Company had provided false and misleading forward-looking information to the public while former officers had sold Company stock.  On April 27, 2005, counsel for the Company, former officer defendants and the plaintiffs signed a stipulation of settlement which, if ultimately approved by the Court, will result in Company payments of $2.25 million in cash and 1.5 million shares of the Company’s common stock.  The Company expects the entire $2.25 million cash payment will be paid by its directors’ and officers’ insurance carrier.  These settlement payments will be distributed to shareholders who incurred losses as a result of stock purchases between May 25, 2000 and October 18, 2002, inclusive, and to plaintiffs’ attorneys as fees and costs awarded by the Court.  The charge against earnings associated with the issuance of the 1.5 million shares of stock has been primarily incurred in the third quarter of 2004, although the charge will continue to be adjusted based on the market price of the Company’s stock until final Court approval of the settlement.

With respect to comparable claims of the SEC associated with its inquiry into these activities in 2000, the Company earlier reported an offer of settlement, which offer is still under consideration by the SEC.  A related charge against earnings with respect to the SEC settlement offer was also taken in the third quarter of 2004.  There is no assurance this settlement offer will be accepted.

The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 3.02                                             Unregistered Sales of Equity Securities

See Item 1.01.  In connection with the Settlement, the parties have agreed that the issuance of the 1.5 million shares of the Company’s common stock will be pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Act”), which agreement and exemption will also require approval by the Court.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1                           Press Release dated April 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2005

ZOMAX INCORPORATED

By	/s/ Robert J. Rueckl
Robert J. Rueckl
Executive Vice President and Chief
Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 27, 2005	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

99.1	Press release dated April 28, 2005.